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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 17, 2002


                                 MATRITECH, INC.
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                   1-12128                   04-2985132
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)            Identification No.)


          330 NEVADA STREET
              NEWTON, MA                                          02460
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (617) 928-0820


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The Audit Committee of the Board of Directors of Matritech, Inc. (the "Company"), upon the authority delegated to it by Board of Directors, dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants, and engaged the services of PricewaterhouseCoopers LLP ("PWC") as its independent public accountants for the current year, which ends December 31, 2002, effective immediately.

         The reports of Arthur Andersen on the Company's consolidated financial statements for the years ended December 31, 2001 and December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor was any such audit report qualified or modified as to uncertainty, audit scope or accounting principles. The Company and Arthur Andersen have not, in connection with the audit of the Company's financial statements for each of the prior two years ended December 31, 2001 and December 31, 2000 or for the interim period prior to and including July 17, 2002, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports.

         During years ended December 31, 2001 and December 31, 2000, and through the interim period prior to and including July 17, 2002, none of the reportable events as described under Item 304(a)(1)(v) of Regulation S-K have occurred.

         The Company has provided a copy of the foregoing disclosures to Arthur Andersen and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of this letter, dated July __, 2002, is filed as
Exhibit 16.1 herewith.

         During the years ended December 31, 2001 and December 31, 2000, and the interim period prior to and including July 17, 2002, the Company did not consult PWC regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired:  None required.

         (b)      Pro Forma Financial Information:  None required.

         (c)      EXHIBITS:
                  --------

                  16.1 Letter dated July __, 2002 from Arthur Andersen LLP to the Securities and Exchange Commission.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MATRITECH, INC.


Date:  July 17, 2002                     By:
                                                --------------------------------
                                                Stephen D. Chubb
                                                Chief Executive Officer



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                                  EXHIBIT INDEX


         EXHIBIT NO.       DESCRIPTION OF EXHIBIT
         -----------       ----------------------

         16.1 Letter dated July __, 2002 from Arthur Andersen LLP to the Securities and Exchange Commission.